SUPPLEMENT DATED DECEMBER 2, 2021
to the following variable annuity prospectuses dated May 1, 2021

Variable Account D of Union Security Insurance Company:
TD Waterhouse

Separate Account A of Union Security Life Insurance Company of New York:
TD Waterhouse

This supplement updates certain information in your prospectus for insurance products issued by
Union Security Insurance Company and Union Security Life Insurance Company of New York

Effective May 1, 2022, in the section entitled “The Funds,” the AB VPS International Growth Portfolio will be changed to AB VPS Sustainable International Thematic Portfolio.

This supplement should be retained with your prospectus.

HV-7883